Earnings/(Loss) Per Share (Details) - Schedule of computation of basic and diluted net income per share (Parentheticals) ¥ / shares in Units, $ / shares in Units, ¥ in Thousands, $ in Thousands	12 Months Ended
	Aug. 31, 2022 CNY (¥) ¥ / shares	Aug. 31, 2022 USD ($) $ / shares	Aug. 31, 2021 CNY (¥) ¥ / shares	Aug. 31, 2020 CNY (¥) ¥ / shares
Schedule of Computation of Basic and Diluted Net Income Per Share [Abstract]
Net income/(loss) attributable to ordinary shareholders for computing net income per ordinary share - basic and diluted-discontinued operations (in Dollars and Yuan Renminbi)	¥ (746,267)	$ (108,328)	¥ (4,877,653)	¥ (535,896)
Earnings/(loss) per share – basic & diluted for continued operations | (per share)	¥ (0.0377)	$ (0.0055)	¥ (0.0166)	¥ (0.0301)
Earnings/(loss) per share – basic & diluted for discontinued operations | (per share)	¥ (0.0673)	$ (0.0098)	¥ (0.7377)	¥ (0.0832)